10.3
                        AMERICAN POWER PARTNERS, INC.

                         2000 EQUITY INCENTIVE PLAN

1.   INTRODUCTION AND PURPOSE

     (a) The purpose of this 2000 Equity Incentive Plan (the "2000 Plan" or the "Plan") is to provide a means by which selected Employees of American Power Partners, Inc. (the "Company") and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) Restricted Stock, (v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board may determine.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors and Consultants of the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company. Any person, Employee, Director or Consultant who receives a Stock Award is a "Participant" herein.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options,
(ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to
Section 7 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof or (iv) other stock based awards granted pursuant to Section 9 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Section 6 hereof.

2.   DEFINITIONS AND RULES OF INTERPRETATION

     (a)  DEFINITIONS.

          For the purposes of the Plan, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below, unless something in the subject matter or context is inconsistent therewith:

          (i) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

          (ii) "BOARD" means the Board of Directors of the Company.

          (iii) "CODE" means the Internal Revenue Code of 1986, as amended.

     (a) "COMMITTEE" means the Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (v)  "COMPANY" means American Power Partners, Inc..

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          (vi) "COMPANY COMMON STOCK" means shares of the common stock of the
Company.

          (vii) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(a) hereof.

          (viii) "CONTINUOUS STATUS AS AN EMPLOYEE" means the employment or relationship as an Employee, is not interrupted or terminated by the Company or any Affiliate. The Committee, in its sole discretion, may determine whether Continuous Status as an Employee, shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (ix) "DIRECTOR" means a member of the Board.

          (x) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (xi) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service solely as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (xii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (xiii)"FAIR MARKET VALUE" means value per share on the date of grant as determined by the Board based upon any reasonable valuation method, or if publicly-traded, as reported either (a) by a nationally recognized stock exchange, (b) by the National Association of Securities Dealers Automated Quotation System, Inc. ("NASDAQ").

          (xiv) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (xv) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted under subsection 8(a) hereof.

          (i) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act.


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          (xvii) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (xviii) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (xix) "OPTION" means a stock option granted pursuant to the Plan.

          (xx) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (xxi) "OPTIONEE" means any person who holds an outstanding Option.

          (xxii) "OUTSIDE DIRECTOR" means for any given date of grant a Director who either (i) is not then a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an "affiliated corporation" at any time, and is not then currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, and (ii) is otherwise considered an "outside director" for purposed of Section 162(m) of the Code.

          (xxiii) "PLAN" or "2000 PLAN" means this 2000 Equity Incentive Plan, as the same may be amended from time to time.

          (xxiv) "RESTRICTED STOCK" means an award of common stock that is subject to such restrictions on transferability and other restrictions, if any, as the compensation committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation a specific period of employment or the satisfaction of pre-established performance goals, in such installments, or otherwise, as the compensation committee may determine.

          (xxv) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

          (xxvi) "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (xxvii) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 hereof.

          (xxviii) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

          (xxix) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

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          (xxx) "STOCK BONUS" means any stock bonus of the type which may be granted under Section 7 hereof.

          (i) "SUBSIDIARY" shall mean any corporation, if the corporation and/or one or more Subsidiaries owns at least fifty percent (50%) of the total combined voting power of all classes of outstanding stock in such corporation.

          (ii) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8(a) hereof.

          The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

     (b)  Rules of Interpretation.

          (i) The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.

          (ii) All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender and visa versa, as the context may require.

          (iii) Reference to "including" means including without limiting the generality of any description preceding such term.

          (iv) Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

          (v) Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.

3.   ADMINISTRATION

     (a)  The Plan shall be administered by the Committee.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase Restricted Stock , a Stock Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

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          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

          (iii) To provide for such special terms as it may consider necessary or appropriate to assure the viability of awards granted to Employees, Directors and Consultants performing services outside the United States by accommodating differences in local law, tax policy or custom and to approve such supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purposes; provided that, no such supplements, amendments, restatements or alternative versions shall increase the share limitations contained in
Section 4 hereof.

          (iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

     (c) Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan; subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more officers of the Company the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

          The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 19. The Board shall have the authority to appoint the Committee and to fill any vacancy created by reason of the death, resignation or removal of any member thereof by appointing an eligible successor.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 15 hereof relating to adjustments upon changes in stock, the number of shares of Company Common Stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 3,500,000 of such Stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company Common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with
Section 8 hereof shall not be available for subsequent issuance under the Plan.
     (B)  THE COMPANY COMMON STOCK SUBJECT TO THE PLAN MAY CONSIST IN
WHOLE
OR IN PART OF AUTHORIZED BUT UNISSUED SHARES OR TREASURY SHARES.
SUBJECT TO
SUBSECTION 4(A), NOT MORE THAN 800,000 shares of Company Common Stock in the aggregate may be subject to Stock Bonuses and restricted stock awards (provided for in Section 7), Stock Appreciation Rights (provided for in
Section 8), and other awards (provided for in Section 9).

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5.   ELIGIBILITY

          (a) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (b) No person shall be eligible to be granted Stock Awards covering more than 550,000 shares of Company Common Stock in any calendar year.

6.   OPTION PROVISIONS

     Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan.

     (a) TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b) PRICE. Subject to subsection 5(b) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be set by the Committee at the time each Option is granted, but in no event shall (i) any exercise price be less than the par value of the Company Common Stock and (ii) not more than 1,000,000 of Company Common Stock shall be subject to a Nonstatutory Stock Option at an exercise price less than one hundred percent (100%) of such Fair Market Value.

     (c) PAYMENT FOR STOCK. Stock purchased on exercise of an Option must be paid in cash or by certified check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, by delivery of a full recourse promissory note of the Optionee to the Company on terms determined by the Committee, or by such other method as shall be determined by the Committee.

In the case of payment made by a promissory note, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment of interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the

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meaning of such rules, regulations  or  interpretation  of the Securities and
Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act, or to family members, or to trusts or other entities maintained for the benefit of family members. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (e.g., Change in Control, performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT. In the event an Optionee's Continuous Status as an Employee terminates (other than upon the Optionee's death, Disability or retirement), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) 90 days after termination of the Optionee's Continuous Status as an Employee or such longer or shorter period of time specified in the Option Agreement, or (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

          In the event of the retirement of an Optionee from the Company pursuant to the Company's retirement policy then in effect, or if there be none, then as determined by the Committee in its sole discretion, he or she may exercise his or her Option during the period ending twelve (12) months after his or her retirement date (or 90 days in the case of an Incentive Stock Option). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, during which the exercise of the Option would not be in violation of such registration requirements.


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          Notwithstanding the preceding, in the event an Optionee's
employment with (or services to) the Company is terminated by it for cause (as determined by the Company), the Option shall terminate on the date of termination and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

As used herein, "cause" shall mean (a) any breach under that person's written employment agreement, if any, with the Company, or if the Optionee is not a party to a written employment with the Company, "cause" shall mean (x) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (y) any act or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of a death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of: (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option; provided, however, any unvested shares shall be subject to a repurchase right in the Company at the Exercise Price in the event of the Optionee's termination.

            (j) TAX WITHHOLDING. The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of Shares of Company Common Stock up to the minimum amount necessary to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may, in its discretion and subject to such rules as it may adopt, permit participants to use shares of Company Common Stock to satisfy the minimum required tax withholding (with prior approval of the Committee if Shares are owned less than six months) and such

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Shares shall be valued at the Fair Market Value as of the settlement date  of the applicable award.

          (k) RIGHT OF FIRST REFUSAL. Notwithstanding any other provision in the Plan to the contrary, if the Participant desires to transfer shares of Common Stock of the Company when such shares are not readily tradable on an established securities market (e.g., the New York Stock Exchange or NASDAQ), the Company shall have the right to purchase all, and not less than all, of the shares of Company Common Stock on the terms set forth in the applicable Stock Agreement between the Company and the Participant.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Each Stock Bonus or Restricted Stock award agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or Restricted Stock award agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Restricted Stock award agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each Restricted Stock award agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

     (b) TRANSFERABILITY. Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or Restricted Stock award agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or Restricted Stock award agreement.

     (c) PAYMENT FOR STOCK. The purchase price determined under subsection 7(a) hereof must be paid for in cash or by certified check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or by delivery of a full recourse promissory note of the Optionee to the Company on terms determined by the Committee.

In the case of payment made by a promissory note, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment of interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest.

     (d) VESTING. Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

     (e) TERMINATION OF EMPLOYMENT. In the event a Participant's Continuous Status as an Employee terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or Restricted Stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS

     (a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees, Directors and Consultants of the Company or its Affiliates under the Plan under such terms and conditions as it shall determine. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

     (b) The three types of Stock Appreciation Rights authorized for issuance under the Plan are: Tandem Stock Appreciation Rights, Concurrent Stock Appreciation Rights and Independent Stock Appreciation Rights.

9.   OTHER STOCK-BASED AWARDS

     The Committee shall have the right to grant other Awards based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and the grant of securities convertible into Company Common Stock.

10.  TAX WITHHOLDING

     The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares of Company Common Stock up to the minimum amount necessary to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may, in its discretion and subject to such rules as it may adopt, permit participants to use shares of Company Common Stock to satisfy the minimum required tax withholding (with prior approval of the Committee if Shares are owned less than six months) and such Shares shall be valued at the Fair Market Value as of the settlement date of the applicable award.

11.  CANCELLATION AND RE-GRANT OF OPTIONS

     (a) Subject to prior approval by the Company's stockholders, the Board or the Committee shall have the authority to effect, at any time and from time to time , with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(b) hereof, not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date. Notwithstanding the foregoing, the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

     (b) Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 11 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof.
The repricing of an Option and/or Stock Appreciation Right under this
Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 11(b) shall be applicable only to the extent required by Section 162(m) of the Code.

12.  COVENANTS OF THE COMPANY

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards, but in any event, not more than the number of shares of Company Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award.
If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Company Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Company Common Stock under such Stock Awards unless and until such authority is obtained.

13.  USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

14.  MISCELLANEOUS

     (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Committee shall be authorized to establish procedures pursuant to which Participants may elect to defer the gain realized upon exercise of a stock option, or such gain derived from other Stock Awards granted under the Plan.

     (f) The Company will not be obligated to deliver any shares of Company Common Stock pursuant to the Plan or to remove restrictions from such shares previously delivered under the Plan (a) until all conditions of the Option or award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulations have been complied with, (c) if the outstanding
Company Common Stock is at the time on any stock exchange or The Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of notice of issuance, and
(d) until all other legal matters in connection with the issuance and delivery of stock has been approved by the Company's counsel.

     If the sale of Shares of Company Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act; including the representation or warranty of the person exercising the option that the Shares of Company Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares and the certificates evidencing such Stock shall bear the legend restricting transfer as set forth in Section 17.

     (g) If an Option is exercised by the Participant's legal representative or transferee, the Company will be under no obligation to deliver Company Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.


15.  EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

     In the event there is any change in the shares of Common Stock of the Company through the declaration of stock dividends or through recapitalizations resulting in stock subdivisions or combinations or exchanges of shares or otherwise, the number of shares available for Option, the exercise price of outstanding Options, and the number of shares subject to any Option shall be appropriately adjusted by the Board.

16.  CHANGE IN CONTROL

     Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control as determined solely by the Board:

     (a) Stock Awards outstanding as of the date such Change of Control is determined to have occurred shall become exercisable to the extent provided for in each Optionee's Award agreement.

     (b) In connection with or following a Change of Control, neither the Committee nor the Board may impose additional conditions upon exercise or otherwise amend or restrict an Option, SAR, share of Restricted Stock, Deferred Stock Award or Performance Award, or amend the terms of the Plan in any manner adverse to the holder thereof, without the written consent of such holder.

          Notwithstanding the foregoing, if any right granted pursuant to this Section 16 would make a Change of Control transaction ineligible for pooling of interests accounting under applicable accounting principles that but for this Section 16 would otherwise be eligible for such accounting treatment, the Committee shall have the authority to substitute Stock for the cash which would otherwise be payable pursuant to this Section 16 having a fair market value equal to such cash.

17.  RESTRICTIONS ON COMPANY COMMON STOCK

                 All stock certificates representing shares of Company Common Stock sold or awarded pursuant to the Plan shall contain a legend substantially in the following form:

          "The  shares  evidenced  by  this  certificate  have   not   been
registered under the Securities Act of 1933, as amended, or any state securities or Blue Sky laws, and may not be transferred, sold, or otherwise disposed of, except pursuant to an effective registration statement or pursuant to an exemption from registration under the Securities Act of 1933, as amended, and applicable state securities or Blue Sky laws.


     In the event that the shares of Common Stock issued pursuant to the terms of the Plan are: (i) registered under the Securities Act, pursuant to an effective registration statement that complies with the then applicable regulations, rules, and procedures and practices of the Securities and Exchange Commission, and are registered in accordance with any applicable state laws, regulations, rules, and administrative procedures practices, or (ii) transferred pursuant to another exemption from registration under the Securities Act and, at the request of the Company has received a legal opinion, satisfactory to its counsel, as to the availability of and compliance with such exemption and that the Company Common Stock need not bear the restrictive legend stating that such Stock has not been registered under the Securities Act, the Company may issue a new certificate such Stock bearing the restrictive legend.

18.  GRANT OF OPTIONS IN CONNECTION WITH CERTAIN ACQUISITIONS

     The Board may grant Options under the Plan in substitution for Incentive Stock Options or non-statutory stock options granted under plans of other employers, if such grant occurs by reason of a corporate merger, consolidation, separation, reorganization, or liquidation to which the Company is a party, or by reason of the acquisition of property or stock of another corporation by the Company; provided that, with respect to any Incentive Stock Option, such transaction is a transaction to which Section 424(a) of the Code applies. The Board may impose such terms and conditions upon the grant of any Incentive Stock Options under this Section 18 as are necessary to ensure that the substitution will not constitute a modification of the Option under Section 424(h) of the Code, even though any such term or condition would otherwise be inconsistent with the provisions of this Plan. Options granted under the provisions of this
Section 18 may be granted at a price less than the Fair Market Value of the Common Stock on the date such Option is granted, so long as the ratio of the Option price to the Fair Market Value of the Common Stock is no more favorable to the Optionee than the ratio of the Option price to the Fair Market Value of the stock subject to the old option immediately before such substitution. Except as otherwise specifically provided in the agreement setting forth the terms and conditions of such Option, the provisions of this Plan shall govern any Options granted under this Section 18. Nothing in this Section 18 shall be deemed to authorize the grant of Options under the Plan for a number of shares in excess of the number set forth in
Section 4, nor to limit in any way the authority of the Board to grant substituted Options in connection with such transactions other than under the Plan.

19.  AMENDMENT OF THE PLAN AND STOCK AWARDS

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary as determined solely by counsel for the Company.

     (b) The Board may in its sole discretion submit any other amendments to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provision of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the persons to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

20.  TERMINATION OR SUSPENSION OF THE PLAN

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 13, 2010. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.


21.  GOVERNING LAW

          The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the State of Colorado or which state shall be applicable as deemed by the Board, without regard to any applicable conflicts of law principles.

                                  *******

Adopted by the Board of Directors on

NOVEMBER 13, 2000

Approved by the Company's Stockholders on

________________